UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2006
LANDSTAR SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	021238 (Commission File Number)	06-1313069 (I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida (Address of principal executive offices)		32224 (Zip Code)
(904) 398-9400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 19, 2006, Landstar System, Inc. issued a press release announcing results for the third quarter of fiscal 2006. A copy of the press release is attached hereto as Exhibit 99.1.
In the press release attached hereto as Exhibit 99.1, Landstar provided the following information that may be deemed non-GAAP financial measures: (1) percentage change in consolidated revenue for the fiscal quarter ended September 30, 2006, as compared to the fiscal quarter ended September 24, 2005, exclusive of revenue related to emergency transportation services provided primarily under the FAA Contract; (2) operating margin for the fiscal quarter ended September 30, 2006, excluding emergency transportation services provided primarily under the FAA Contract and (3) with respect to the fiscal periods ended September 30, 2006 and September 24, 2005, revenue per load for the global logistics segment, excluding revenue and loads related to emergency transportation services provided primarily under the FAA Contract.
Each of the foregoing financial measures should be considered in addition to, and not as a substitute for, the corresponding GAAP financial information also presented in the press release.
Management believes that it is appropriate to present this financial information for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in Landstar’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of Landstar’s results as compared to the results of peer companies; (3) a significant portion of the emergency transportation services previously provided under the FAA Contract were provided on the basis of a daily rate for the use of transportation equipment in question, and therefore load and per load information is not necessarily available or appropriate for a significant portion of the related revenue; and (4) management considers this financial information in its decision making.
The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
Exhibits
     99.1 News Release dated October 19, 2006 of Landstar System, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.
Date: October 19, 2006	By:	/s/ Robert C. LaRose
		Name:	Robert C. LaRose
		Title:	Executive Vice President and Chief Financial Officer

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